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Lear Corporation

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Lear Confirms Receipt of Notice of Nomination from Marcato Capital Management LLC and Oskie Capital Management LLC

No Stockholder Action Required at this Time

SOUTHFIELD, Mich., Feb. 14, 2013 /PRNewswire/ -- Lear Corporation (NYSE: LEA), a leading global supplier of automotive seating and electrical distribution systems, today confirmed that it has received notice from Marcato Capital Management LLC and Oskie Capital Management LLC announcing their intent to nominate three candidates to stand for election to the Lear Board of Directors at the Company's 2013 Annual Meeting of Stockholders. Lear stockholders are not required to take any action at this time.

Lear notes that its Board of Directors comprises eight directors, seven of whom are independent, and the other of whom serves as the Company's President and Chief Executive Officer. Lear's directors are proven business leaders with a broad range of management, financial, and operational experience, as well as expertise in the automotive industry, and have overseen the Company's success in delivering superior results and creating significant value.

Under this Board's leadership, Lear has:

•         Generated higher sales and adjusted EPS for three consecutive years;

•         Completed more than $500 million of share repurchases over the last two years, reducing the Company's shares outstanding by about 10%;

•         Announced the acceleration of the current $1 billion share repurchase program, with $600 million of repurchases planned for 2013 and the remainder to be completed in 2014. This represents a further reduction of about 20% of the Company's shares outstanding;

•         Established in 2011 a quarterly cash dividend, which has been increased annually and was most recently increased by 21% to $0.17 per share;

•         Strengthened the core business through accelerated capital investments in emerging markets and  the acquisition of Guilford Mills, a leading global provider of automotive fabrics; and

•         Delivered superior returns to stockholders relative to both the S&P 500 and the Automotive Peer Group since November 2009 when Lear resumed trading on the New York Stock Exchange following its emergence from bankruptcy.  In addition, since November 2009 the Company's equity market valuation has more than doubled.

The Company will present its recommendation with respect to the election of directors in its proxy statement to be filed with the Securities and Exchange Commission.

Lear Corporation is one of the world's leading suppliers of automotive seating and electrical power management systems. The Company's world-class products are designed, engineered and manufactured by a diverse team of approximately 113,000 employees located in 36 countries. Lear's headquarters are in Southfield, Michigan, and Lear is traded on the New York Stock Exchange under the symbol [LEA]. Further information about Lear is available at lear.com.

Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates," "forecasts" and similar expressions identify certain of these forward-looking statements. We also may provide forward-looking statements in oral statements or other written materials released to the public. All such forward-looking statements contained or incorporated in this Report or in any other public statements which address operating performance, events or developments that we expect or anticipate may occur in the future, including, without limitation, statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements. Actual results may differ materially from any or all forward-looking statements made by us.  Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to: general economic conditions in the markets in which we operate, including changes in interest rates or currency exchange rates; the financial condition and restructuring actions of our customers and suppliers; changes in actual industry vehicle production levels from our current estimates; fluctuations in the production of vehicles or the loss of business with respect to, or the lack of commercial success of, a vehicle model for which we are a significant supplier; disruptions in the relationships with our suppliers; the outcome of customer negotiations and the impact of customer-imposed price reductions; the impact and timing of program launch costs and our management of new program launches; risks associated with conducting business in foreign countries; and risks and other factors described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission.  The forward-looking statements in this Current Report are made as of the date hereof, and we do not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Important Additional Information

Lear, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Lear stockholders in connection with the matters to be considered at Lear's 2013 Annual Meeting of Stockholders. Lear intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from Lear stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Lear's 2013 Annual Meeting of Stockholders.  Information regarding the direct and indirect beneficial ownership of Lear's directors and executive officers in Lear securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in Lear's Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 12, 2013, and in Lear's definitive proxy statement on Schedule 14A in connection with Lear's 2012 Annual Meeting of Stockholders, filed with the SEC on April 4, 2012. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Lear with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.lear.com.

CONTACT: Mel Stephens, +1-248-447-1624 or Ed Lowenfeld, +1-248-447-4380 of Lear Corporation; Matt Sherman or Andrew Siegel of Joele Frank, Wilkinson Brimmer Katcher, +1-212-355-4449